SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 April 27, 2005

                                WIEN GROUP, INC.
               (Exact name of issuer as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


       333-862580                                         13-2614100
(Commission File Number)                       (IRS Employer Identification No.)


         525 Washington Blvd., Jersey City, New Jersey          07310
            (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (201) 216-0096


             ------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 8.01         OTHER EVENTS.

         On April 27, 2005, Wien Group, Inc. ("WIGR") entered into a non-binding letter of intent with MM2 Group, Inc. ("MM2"). A copy of that non-binding letter of intent ("Letter of Intent") is filed herewith as Exhibit 10.1.

         Subject to each of the parties completion of due diligence and execution of definitive documentation, the Letter of Intent provides the basic outline for WIGR's reverse merger with MM2, with WIGR being the surviving corporation. Other material terms to the Letter of Intent include a two for one (2 for 1) forward split of WIGR's common stock and the issuance of new shares to MM2 which represent 94% of WIGR's issued and outstanding common stock. As part of the transaction, MM2 will represent that it has $900,000 cash on its balance sheet as of the closing date, that it will have, pursuant to financing documents executed in March 2005, an additional $1,100,000 cash on its balance sheet within 5 business days of the date on which WIGR (as constituted after the closing) files a Form SB-2 Registration Statement that is deemed effective by the Commission, and that it has, pursuant to financing documents executed in March 2005, an equity line of credit facility for $10,000,000.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  10.1 Copy of April 27, 2005 letter of intent between Wien Group, Inc. and MM2 Group, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            WIEN GROUP, INC.,
                                            A New York corporation (Registrant)


Date: May 2, 2005                           By: /s/ Stephen S. Wien
                                               ------------------------
                                                STEPHEN S. WIEN,
                                                Chief Executive Officer


                                       3